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                                                                   EXHIBIT 10.28


                            AMERICAN AIRLINES, INC.
             SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM, AS AMENDED
                           EFFECTIVE JANUARY 1, 1985


                                        Amended January 1997
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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

                               TABLE OF CONTENTS


                 Article                         Subject
                 -------                         -------
                  I                              Definitions

                  II                             Benefits

                  III                            Payments of Benefits

                  IV                             Amendment and Termination

                  V                              General Conditions

                  VI                             Funding





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

PURPOSE

This Plan provides supplemental pension benefits to the elected officers of American Airlines, Inc. and other key employees (as designated by the Chairman of American Airlines, Inc.). The supplemental benefits consist of amounts in excess of the maximum pension benefits payable under a Participant's Base Plan and a retirement benefit based on a Participant's Incentive Compensation and Performance Returns.

                                   ARTICLE I

                                  DEFINITIONS

1.1 Act - The Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

1.2      Average Incentive Compensation - An amount calculated as follows:

         (a) The sum of a Participant's five highest annual Incentive Compensation awards (or the sum of all awards if a Participant has fewer than five such awards) paid to a participant during the time period beginning on or after January 1, 1985, and ending the earlier of: i) the Participant's actual retirement under the Base Plan, ii) the Participant's death, or iii) the Participant's retirement. If an individual earns less than a full year of Credited Service as a Participant in any year in which Incentive Compensation is paid, that portion of the Incentive Compensation taken into account will be prorated based on the number of months in which the individual earns any Credited Service while a Participant.

         (b)     Divide the sum determined in (a), above, by 5.

1.3      Average Performance Returns - An amount calculated as follows:

         (a) The sum of a Participant's five highest annual Performance Return awards (or the sum of all awards if a Participant has fewer than five such awards) paid in the ten calendar years preceding the first to occur of: i) the Participant's actual retirement under the Base Plan, ii) the Participant's death, or iii) the Participant's retirement.

         (b)      Divide the sum determined in (a), above, by 5.





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

         1.4 Base Plan - The Retirement Benefit Plan(s) of the Company which qualify under Section 401 of the Code (or its successor provision) and under which a Participant is eligible to receive benefits.

         1.5 Base Plan Benefit - The annual benefit which a Participant or beneficiary is entitled to receive from the Base Plan upon retirement, disability, death or termination of employment, subject to Base Plan provisions which limit such benefit to the maximum amount permitted by the Code.

         1.6     Code - The Internal Revenue Code of 1986, as amended.

         1.7 Committee - The administrative committee appointed to manage and administer the Plan.

         1.8 Company - American Airlines, Inc. and any subsidiary thereof or of AMR Corporation ("AMR") which is designated for inclusion in the Plan as determined by the Board of Directors of AMR.

         1.9 Credited Service - Credited Service as defined and determined under the Participant's Base Plan.

         1.10 Excess Retirement Benefit - The amount by which the Participant's Total Benefit exceeds the corresponding Base Plan Benefit, if any.

         1.11 Incentive Compensation - Compensation paid to a participant on or after January 1, 1985, in accordance with one of the incentive compensation plans adopted by the Board of Directors of the Company, whether paid currently or deferred. For purposes of this definition, long-term, multi-year incentive compensation plans are not included.

         1.12 Participant - An elected officer of American Airlines, Inc. (or designated officers of another Company) who is a participant in a Base Plan or an individual who has been designated as being a Participant in a writing signed by the Chairman of the Company.

         1.13 Performance Returns - Compensation paid to a Participant, on a specified portion of career equity shares granted to a Participant, as determined by the Board of Directors of the Company.

         1.14 Plan - The Supplemental Executive Retirement Program of American Airlines, Inc.





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

         1.15 Supplemental Incentive Compensation Retirement Benefit - The amount determined by multiplying the Average Incentive Compensation by 2% for each year of Credited Service.

         1.16 Supplemental Performance Return Retirement Benefit - The amount determined by multiplying the Average Performance Return by 2% for each year of Credited Service.

         1.17 Total Benefit - The annual amount of a Participant's or a beneficiary's benefit under the Base Plan computed without regard to Base Plan provisions which limit the benefit to the maximum amount permitted by the Code.

                                   Article II

                                    BENEFITS

         2.1 The Plan will pay a Participant an annual retirement benefit equal to the sum of a Participant's Excess Retirement Benefit, Supplemental Incentive Compensation Retirement Benefit, and Supplemental Performance Return Retirement Benefit.

         2.2 The benefit under Section 2.1 of this Plan will be reduced by a Social Security offset amount, if any, determined in accordance with the applicable provisions of the Base Plan.

         2.3 If no benefit is payable under the Base Plan, then no benefit will be payable under this Plan.

                                  ARTICLE III

                              PAYMENT OF BENEFITS

         3.1 Except as provided in Sections 3.3, 3.4, 3.5 and 5.3, benefits hereunder shall be payable at the same time and in the same manner hereunder as under the Base Plan. Any designation of beneficiary or contingent annuitant or revocation in effect under the Base Plan shall be in effect under this Plan.

         3.2 All rules of the Base Plan consistent with this Plan will apply, including but not limited to, Social Security offset provisions, early retirement reductions, optional forms of benefit, pre-retirement surviving spouse's annuity, and spousal consent requirements.





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

         3.3 Except as provided in Sections 3.4 and 3.5, all benefits under this Plan will be paid in monthly installments only, unless the Committee in its sole discretion directs payment in another form. The Participant may elect any of the standard equity forms provided under the Base Plan.

         3.4 In lieu of monthly payments pursuant to 3.3, a Participant may elect to claim a lump-sum, one-time payment equal to the present value of the Benefits to be paid pursuant to Article II of this Agreement (the "Lump-Sum Payment"). Such claim shall i) be in writing, ii) be in a form as prescribed by the Company, iii) be addressed to the Company's Vice President Human Resources, or successor, and iv) be made by a Participant at least one year (or such lesser period as the Committee may permit) before he or she commences payments or one year before age 65, whichever is the first to occur. In addition to the foregoing, the Participant must execute a general release; submit to a physical examination to provide medical evidence of normal life expectancy satisfactory to the Company; and provide consent of spouse, if married. If the Participant's claim is denied, the Participant or the Participant's spouse will receive a written notice. Any appeal of a denied claim under this Section 3.4 will be processed in accordance with the appeal procedures of the Base Plan. In calculating the Lump-Sum Payment, the interest rate shall be equal to that rate of interest then being earned on bonds rated Moody's AAA Corporate Bond Rate for the third month preceding the Participant's retirement date plus 100 basis points. Upon acceptance of the lump-sum claim, the Lump-Sum Payment will be paid to the Participant within 30 days of the Participant's first receipt of benefits under the Base Plan.

         3.5 Upon a Change in Control or Potential Change in Control (each as defined in the 1988 Long-Term Incentive Plan (or its successor plan) of AMR) with respect to AMR, a Participant will receive a lump-sum, one-time payment equal to the present value of the remaining Benefits to be paid pursuant to
                 Article II of this Agreement (the "Change in Control Payment"), unless the Participant elects to continue to receive monthly payments pursuant to Section 3.3. Such an election shall i) be in writing, ii) be in a form as prescribed by the Company, iii) be addressed to the Company's Vice President Human Resources, or successor, and iv) be made by the Participant within 30 days following the Change in Control or the Potential Change in Control. Prior to receiving the Change in Control Payment, the Participant may be required to execute a general release and to provide consent of spouse, if married. In calculating the Change in Control Payment, the interest rate shall be equal to that rate of interest then being earned on bonds rated Moody's AAA Corporate Bond Rate for the third month preceding the Change in Control or Potential Change in Control plus 100 basis points. The Change in Control Payment will be paid to the





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

                 Participant within 60 days following the Change in Control or the Potential Change in Control.

                                   ARTICLE IV

                           AMENDMENT AND TERMINATION

         4.1 The Board of Directors of the Company, or such person or persons, including the Committee, as may be designated in writing, may amend or terminate the Plan at any time.

         4.2 No such amendment or termination pursuant to Section 4.1 shall adversely affect a benefit payable under this Plan with respect to a Participant's employment by the Company prior to the date of such amendment or termination unless such benefit is or becomes payable under a successor plan or practice adopted by the Board of Directors or its designee.

         4.3 Notwithstanding Sections 4.1 and 4.2 of the Plan, no changes or amendments (including termination) to the Plan will be permitted after a Change in Control or Potential Change in Control (each as defined in the 1988 Long Term Incentive Plan (or its successor plan) of AMR).

                                   ARTICLE V

                               GENERAL CONDITIONS

         5.1 The right to receive benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process, and if any attempt is made to do so or a person eligible for any benefit becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Committee and the Committee may in its sole discretion cause the same to be held or applied for the benefit of one or more of the dependents of such person.

         5.2 All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and the State of Texas.

         5.3 In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act, whether similar or dissimilar, beyond the control of the Company (each, a "Force Majeure Event"), which Force Majeure Event affects the Company or its Subsidiaries or its





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                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM OF
                            AMERICAN AIRLINES, INC.

                 Affiliates, the Board of Directors of the Company, at its sole discretion, may suspend, delay, defer or substitute (for such period of time as the Board of Directors of the Company may deem necessary) any payments due currently or in the future under the Plan, including, but not limited to, any payments that have accrued to the benefit of Participant but have not yet been paid.

         5.4 This non-qualified plan shall be a plan that is unfunded and maintained by Company to provide deferred compensation to a select group of management or highly-compensated employees (a "top-hat" plan) as defined in sections 201(2), 301(a)(3), and 401(a)(1) of the Act.

                                   ARTICLE VI

                                    FUNDING

The Company will pay the entire cost of the Plan. It is the intent of the Company to pay benefits as they become payable from its general assets.

                                  ARTICLE VII

                                     TRUST


         7.1 To assist in the payment of benefits following a Change in Control or Potential Change in Control (each as defined in the 1988 Long-Term Incentive Plan (or its successor plan) of AMR) with respect to AMR, the Board of Directors of the Company or its General Counsel or its Corporate Secretary may establish a trust.

         7.2 The trust which may be established pursuant to Section 7.1 will be: i) with a nationally recognized banking institution with experience in serving as a trustee for such matters, ii) pursuant to such documentation as recommended by outside counsel to the Company, and iii) funded so as to enable the trust to pay the benefits contemplated under the Plan as may be determined by the Company's independent compensation consultant. In addition, the Company's Board of Directors, its General Counsel or its Corporate Secretary, may take those additional actions deemed reasonably necessary to accomplish the stated purpose of Section 7.1.





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                SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM (SERP)
                                LUMP-SUM PAYMENT
                              EXAMPLE CALCULATION

                                                             OFFICER AGE 60
                                                             --------------
         AGE                                                      60
         GENDER                                                   MALE
         RETIREMENT DATE                                          May-94

         ANNUAL SERP BENEFIT               (1)                    $53,000
         MOODY'S AAA + 1%                  (2)                     8.08%
         PAYMENT TIME                      (3)                    IMMEDIATE
         LUMP-SUM FACTOR                   (4)                     9.5720

         ANNUAL SERP BENEFIT                                      $53,000
         LUMP-SUM FACTOR                    X                      9.5720
                                                                 --------

         LUMP-SUM PAYMENT                                        $507,316
         (Annual SERP Benefit x Lump-Sum Factor)

Notes:

(1) The Annual SERP Benefit is calculated using current SERP policy and a Single Life Annuity. Single Life Annuity yields the greatest benefit as there is no survivor benefit for a spouse.

(2) The interest rate is the average Moody's AAA rate for the third month prior to retirement plus 1% (average February rate for May retirement). The Pilot Plan utilizes 120% of the PBGC for the second month prior to retirement. PBGC is a beginning of the month rate. (March 1 rate for May retirement).

(3)      Assumed immediate distribution of the Lump-Sum Payment.

(4) The Lump-Sum Factor is based on four variables: gender and age of officer, interest rate and mortality table. Lump-Sum Tables (one male/one female) are created each month based on the 1983 Group Annuity Mortality Table and the applicable Moody's interest rate The Lump-Sum Tables are a list of ages and present value factors.




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